                                      Cooperation and Shareholders' Agreement

[Confidential Treatment Requested. Confidential portions of this Agreement have been redacted and have been separately filed with the Commission.]

                                 COOPERATION AND
                             SHAREHOLDERS' AGREEMENT



between



Aventis Research & Technologies GmbH & Co KG
Represented by Aventis Research & Technologies Verwaltungs GmbH
Industriepark Hochst, Building G 865 A
65926 Frankfurt am Main
Germany


                                          - hereinafter referred to as "AVENTIS"


and



Nanogen Inc.
10398 Pacific Center Court
San Diego, CA 92121
USA


                                          - hereinafter referred to as "NANOGEN"
and



Nanogen Recognomics GmbH
(former: WT Achtzchnte VerwaltungsgeselIschaft mbH)
Industriepark Hochst, Building G 830
65926 Frankfurt am Main
Germany

                                       Cooperation and Shareholders' Agreement 2

INDEX:

Preamble: .................................................................................................5

A.  Definitions ...........................................................................................6

B.  Joint Development Agreement ..........................................................................12
    Section 1  Aim of the Cooperation Agreement ..........................................................12
    Section 2  Tasks and Responsibilities of the J.V .....................................................12
    Section 3  Tasks and Responsibilities of Nanogen .....................................................15
    Section 4  (XXX) .....................................................................................15
    Section 5  General Representations and Warranties and Limitations of Liability .......................15
    Section 6  Funding Obligation of Nanogen .............................................................18
    Section 7  Funding Obligation of Aventis .............................................................19
    Section 8  Additional Financial Contributions ........................................................19
    Section 9  Other Agreements between Aventis and Nanogen ..............................................19
    Section 10 Management Fees ...........................................................................21

C.  General Provisions with regard to Technology and Improvements as well as
    Licenses under Sections D. to F. below ...............................................................20
    Section 1  Ownership in Technology and Improvements ..................................................20
    Section 2  Infringement, Validity Challenges and Litigation ..........................................21
    Section 3  Maintenance of Technology and Improvements ................................................22

D.  Nanogen License ......................................................................................22
    Section 1  Nanogen Technology and Nanogen Technology Improvements ....................................22
    Section 2  Territory .................................................................................23
    Section 3  Term and Termination ......................................................................23

E.  J.V. Nanogen License .................................................................................24
    Section 1  Aventis Technology and Aventis Technology Improvements, J.V.
               Technology and J.V. Technology Improvements ...............................................24
    Section 2  Sublicenses ...............................................................................25
    Section 3  Territory .................................................................................25
    Section 4  Royalties .................................................................................25
    Section 5  Payments ..................................................................................27
    Section 6  Records ...................................................................................27

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                                       Cooperation and Shareholders' Agreement 3

    Section 7  Covenant of Nanogen .......................................................................27
    Section 8  Term and Termination ......................................................................27

F.  J.V. Aventis License .................................................................................28
    Section 1  Aventis Technology and Aventis Technology Improvements ....................................28
    Section 2  Sublicenses ...............................................................................28
    Section 3  Territory .................................................................................29
    Section 4  Royalties .................................................................................29
    Section 5  Payments ..................................................................................30
    Section 6  Records ...................................................................................30
    Section 7  Term and Termination ......................................................................31
    Section 8  J.V. Technology and J.V. Technology Improvements ..........................................31

G.  Term and Termination of the Cooperation Agreement ....................................................32
    Section 1  Term of the Cooperation Agreement .........................................................32
    Section 2  Termination of the Cooperation Agreement ..................................................32
    Section 3  Consequences of a Termination of the Cooperation Agreement ................................33

H.  Shareholders' Agreement for the J.V. .................................................................33
    Section 1  Term of the J.V. ..........................................................................33
    Section 2  Re-organization of the J.V. ...............................................................34
    Section 3  Aventis Technology, Aventis Technology Improvements, J.V. Technology
               and J.V. Technology Improvements in case of an End of the Operating
               Existence and Re-organization of the J.V., i.e. during the existence of the
               Holding J.V. ..............................................................................35
    Section 4  Right to Exclusive Negotiation, Right of First Refusal ....................................35
    Section 5  First Warrant by Nanogen ..................................................................36
    Section 6  Second Warrant by Nanogen .................................................................36
    Section 7  Rules of Procedure for the Advisory Board and By-Laws .....................................37
    Section 8  Term of the Shareholders' Agreement .......................................................37

I.  General Provisions ...................................................................................38
    Section 1  Confidentiality ...........................................................................38
    Section 2  Withholding Tax, VAT ......................................................................39
    Section 3  Assignment of this Agreement ..............................................................40
    Section 4  Notices ...................................................................................40
    Section 5  Dispute Resolution and Arbitration ........................................................42


                                       Cooperation and Shareholders' Agreement 4

    Section 6  Severability ..............................................................................43
    Section 7  Entire Agreement ..........................................................................43
    Section 8  Applicable Law ............................................................................44
    Section 9  Costs, Fees and Expenses ..................................................................44

                                       Cooperation and Shareholders' Agreement 5


PREAMBLE:

Aventis and Nanogen are the sole shareholders of the J.V. Aventis holds 40% (i.e.(XXX))of the nominal share capital of the J. V. and Nanogen holds 60% of (i.e.(XXX)) the nominal share capital of the J.V.

Aventis and Nanogen have contributed certain assets, e.g. IPR, and laboratory equipment to the J.V. by contribution agreement of June 27, 2001 and Nanogen grants a certain IPR license.

The primary purpose and aim of the J.V. shall be the further research and development of the J.V. Business and the J.V. Products which shall then be commercialized by Nanogen (the "PRIMARY PURPOSE"). The secondary purpose and aim of the J.V.shall be the exploitation of existing and future IPR of the J.V (the "SECONDARY PURPOSE"). Should the J.V (for whatever reason) not be able to aim at the Primary Purpose, then the sole reason for the J.V. shall be the Secondary Purpose.

The Parties intend to regulate the details and principles on the future joint research and development envisaged by them and their legal relationship as shareholders of the J.V. by entering into this Cooperation and Shareholders' Agreement as of today.

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                                       Cooperation and Shareholders' Agreement 6

A.     DEFINITIONS

"AFFILIATE" shall mean any corporation or other business entity controlled by or in common control of either Aventis or Nanogen, or by which Aventis or Nanogen are controlled. "CONTROL" or "CONTROLLED" as used herein shall mean the direct or indirect ownership of fifty (50) % or the maximum interest permitted by local law of the voting stock of a corporation or other business entity or a fifty
(50) % or greater interest in the income of such corporation or other business entity.

"AGREEMENT" shall mean this Cooperation and Shareholders' Agreement of today including all its Parts and Exhibits.

"AVENTIS PRODUCT(S)" shall mean any product sold by Aventis which utilizes solely one or several of the technologies licensed from the J.V. to Aventis under the J.V. Aventis License, i.e. Aventis Technology, Aventis Technology Improvements, if applicable, J.V. Technology (excluding Nanogen Background Rights) and/ or J.V. Technology Improvements (excluding Nanogen Background Rights).

"AVENTIS PRODUCT(S) COMBINATION(S)" shall mean one or several Aventis Product(s) sold by Aventis during a respective Calculation Period in any combination with any other product of Aventis, or in any combination with another product of Aventis and other materials, products or product components.

"AVENTIS TECHNOLOGY" shall mean all IPR arising out of or relating exclusively to (XXX) including but not limited to, specifically the patents and patent applications listed in Exhibit 1 hereto, existing at Aventis at the Closing Date and ownership of which is transferred to the J.V. by Aventis.

"AVENTIS TECHNOLOGY IMPROVEMENTS" shall mean any IPR which constitutes an enhancement of, or other improvement to, solely the Aventis Technology andl or the Aventis Technology Improvements which is conceived (a) during the Operative Existence of the J.V. and is made by one or more employees, agents or consultants of any Party, acting either solely or jointly; or (b) during the existence of the Holding J.V. and is made by a third party under a respective license.

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(XXX) Confidential material redacted and filed separately with the Commission

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                                       Cooperation and Shareholders' Agreement 7

"AVENTIS SHARE" shall mean the share capital held by Aventis in the J.V.

"CALCULATION PERIOD" shall mean a respective calendar quarter of any calendar year during the term of this Agreement.

"CLOSING DATE" shall mean the effective date of this Agreement after it has been duly signed and executed by all Parties.

"COMMERCIALIZATION" shall mean the manufacturing, sale andl or distribution of J.V. Products or J.V. Products Combinations by Nanogen.

"CONFIDENTIAL INFORMATION" shall mean the business and trade secrets and other proprietary information of any Party disclosed as such orally, in writing or visually, by any Party to any other Party in the course of the implementation of this Agreement or relating to the J.V. Business, that (a) derives economic value, actual or potential, from not being generally known, and (b) is subject to efforts by the disclosing Party that are reasonable under the circumstances to maintain its secrecy or confidentiality but excluding such Confidential Information which was proven to have been independently developed by any employee or contractor of the receiving Party.

"COOPERATION AGREEMENT" shall mean Parts B., C., D., E., F. and G. of this Agreement including all its respective provisions and Exhibits and shall always be read and interpreted together with the definitions in this Part A. as well as with the general provisions in Part I. of this Agreement.

"COSTS" shall mean full costs within the meaning of Section 255 sub-sec.(2) HGB (German Commercial Code) including costs described in Section 255 sub-sec.(2) sent.4 HGB.

"DEDUCTIBLE COSTS" shall mean (XXX)

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                                       Cooperation and Shareholders' Agreement 8

"DATE OF FIRST COMMERCIALIZATION" shall mean the date of the first shipping of a J.V. Product or a J.V. Products Combination to a third party.

"FIELD" shall mean (XXX)

"HOLDING J.V." shall mean the J.V. after the Re-organization.

"IMPROVEMENT(S)" shall mean either the Aventis Technology Improvements, the J.V. Technology Improvements or the Nanogen Technology Improvements, as the case may be.

"IPR" shall mean all trademarks, service marks, trade dress, logos, copyrights, rights of authorship, all applications, registrations and renewals relating to the preceding items, database rights, moral rights, inventions, patents, patent disclosures, patent applications, including all provisionals, continuations (in whole or in part), divisionals, reissues, extensions, supplementary protection certificates, reexaminations and foreign counterparts thereof, rights of inventorship, rights of publicity and privacy, trade secrets, know-how, rights under unfair competition and unfair trade practices laws, and all other worldwide intellectual and industrial property rights related thereto.

"J.V. AVENTIS LICENSE" shall mean the non-exclusive license granted to Aventis by the J.V. under the Aventis Technology, the Aventis Technology Improvements, the J.V. Technology and J.V. Technology Improvements pursuant to Part F. of this Agreement.

"J.V. BUSINESS" shall mean the research and development of J.V. Products in the Field.

"J.V. NANOGEN LICENSE" shall mean the exclusive license granted to Nanogen by the J.V. under the Aventis Technology, the Aventis Technology Improvements, the J.V. Technology and the J.V. Technology Improvements pursuant to Part E. of this Agreement.

"J.V. PRODUCT(S)" shall (XXX)

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(XXX) Confidential material redacted and filed separately with the Commission

                                       Cooperation and Shareholders' Agreement 9

(XXX)

"J.V. PRODUCT(S) COMBINATION(S)" shall mean one or several J.V. Product(s) sold by Nanogen in any combination with NanoChip-TM- Cartridges and/or in combination with other assay disposables and/or in combination with other materials, products or product components.

"J.V. TECHNOLOGY" shall mean those certain patents and patent applications identified in EXHIBIT 2 hereto, including all IPR arising out of or relating thereto, already conceived by one or more employees, agents or consultants of any Party, acting either solely or jointly, at the Closing Date and contributed to the J.V. by Aventis and Nanogen.

"J.V. TECHNOLOGY IMPROVEMENTS" shall mean (1) any LPR which constitutes an enhancement of, or improvement to, solely the J.V. Technology and/or the J.V. Technology Improvements which is conceived (a) during the Operating Existence of the J.V. and is made by one or more employees, agents or consultants of any Party, acting either solely o'r jointlyor (b) during the existence of the Holding J.V. and is made by a third party under a respective license; and (2) any LPR which is conceived (a) during the Operating Existence of the J.V. and is made by one or more employees, agents or consultants of any Party, acting solely or jointly or (b) during the existence of the Holding J.V. and is made by a third party under a respective license, and which consists of (i) a combination of, on the one hand, Aventis Technology and/or Aventis Technology Improvements and, on the other hand, Nanogen Technology and/or Nanogen Technology Improvements; or (ii) a combination of, on the one hand, Aventis Technology and/ or Aventis Technology Improvements and, on the other hand, J.V. Technology and/ or J.V. Technology Improvements; or (iii) a combination of, on the one hand, Nanogen Technology and/or Nanogen Technology Improvements and, on the other hand. J.V. Technology and/or J.V. Technology Improvements; and (3) any other

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(XXX) Confidential material redacted and filed separately with the Commission

                                      Cooperation and Shareholders' Agreement 10

IPR which is conceived (a) during the Operating Existence of the J.V. and is made by one or more employees, agents or consultants of the J.V. or during (b) the existence of the Holding J.V. and is made by a third party under a respective license.

"LICENSOR" shall mean Nanogen in the case of the Nanogen License, and the J.V. in the case of the J.V. Nanogen License and of the JV. Aventis License.

"LICENSEE" shall mean the J.V. in the case of the Nanogen License, Nanogen Inc. in the case of the J.V. Nanogen License and Aventis in the case of the J.V. Aventis License.

"NANOCHIP -TM- WORKSTATIONS" means the integrated Nanogen bioassay system, consisting of a microchip loader, fluorescence scanner, fluidic handling subsystem, computer hardware and software and documentation developed by Nanogen at the Closing Date as well as any and all upgrades, improvement, modification etc. developed thereof during the Operative Existence of the J.V.

"NANOCHIP -TM- CARTRIDGES" means the Nanogen proprietary electronic microchip capable of rapid identification and analysis of biological molecules and consisting of test sites, arranged in an array, which can be individually manipulated electronically from the NanoChipm' Workstations at the Closing Date as well as any all upgrades, improvement, modification etc. developed thereof during Operative Existence of the J.V.

"NANOGEN LICENSE" shall mean the non-exclusive license granted to the J.V. by Nanogen under the Nanogen Technology and the Nanogen Technology Improvements pursuant to Part D. of this Agreement.

"NANOGEN BACKGROUND RIGHTS" shall mean the specific claims or parts of claims, specifications, know-how, or other IPR included in the J.V. Technology or the J.V. Technology Improvements that consist of Nanogen Technology or Nanogen Technology Improvements.

"NANOGEN SHARE" shall mean the share capital held by Nanogen in the J.V.

"NANOGEN TECHNOLOGY" shall mean all IPR arising out of or relating to the NanoChip -TM- Workstation, the NanoChip -TM- Cartridges, or the systems and technologies incorporated

                                      Cooperation and Shareholders' Agreement 11

therein, including, but not limited to, specifically the patents and patent applications listed in Exhibit 3 hereto, existing at Nanogen at the Closing Date.

"NANOGEN TECHNOLOGY IMPROVEMENTS" shall mean any IPR which constitutes an enhancement of, or other improvement to, solely the Nanogen Technology and/or the Nanogen Technology Improvements which is conceived (a) during the Operating Existence of the J.V. and is made by one or more employees, agents or consultants of any Party, acting either solely or jointly; or (b) during the existence of the Holding J.V. and is made by a third party under a respective license.

"NET SALES" shall mean (XXX)

"NET SALES AVERAGE" shall mean (XXX)

"OPERATIVE EXISTENCE" of the J.V. shall mean the time from the Closing Date until the Re-organization.

"PARTY" or "PARTIES" shall mean one or more of the parties to this Agreement.

"RE-ORGANIZATION" shall mean (XXX)

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
                                      Cooperation and Shareholders' Agreement 12

(XXX)

"SHAREHOLDERS' AGREEMENT" shall mean Part H. of this Agreement including all its respeetive provisions and Exhibits and shall always be read and interpreted together with the definitions in this Part A. as well as with the general provisions in Part I. of this Agreement.

"TECHNOLOGY" shall mean either the Aventis Technology, the J.V. Technology, the Nanogen Background Rights or the Nanogen Technology, as the case may be.


B.   JOINT DEVELOPMENT AGREEMENT

SECTION 1   AIM OF THE COOPERATION AGREEMENT

During the Operative Existence of the J.V. the Parties aim at the research and development of the J.V. Business by the J.V. and eventually at the Commercialization of J.V. Products by Nanogen. The respective tasks and responsibilities of the Parties in the course of the research and development of the J.V. Business and eventually the Commercialization of J.V. Products are laid down in this Agreement.

SECTION 2   TASKS AND RESPONSIBILITIES OF THE J.V.

(1) Under This Agreement, the J.V. shall carry out its Primary Purpose and its Secondary Purpose.


(2) Any activities by the J.V. outside of the J.V. Business must be designed to create revenues or other value to the J.V. and must meet the following criteria: (XXX)

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(XXX) Confidential material redacted and filed separately with the Commission

                                      Cooperation and Shareholders' Agreement 13

(3) The J.V. may also enter into specific research contracts with Aventis, Nanogen. one of their Affiliates or (XXX) as long as the following criteria are met: (XXX)

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(XXX) Confidential material redacted and filed separately with the Commission

                                      Cooperation and Shareholders' Agreement 14

(XXX)

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(XXX) Confidential material redacted and filed separately with the Commission

                                      Cooperation and Shareholders' Agreement 15


SECTION 3   TASKS AND RESPONSIBILITIES OF NANOGEN

Under this Agreement, Nanogen shall be responsible and solely authorized for the Commercialization of J.V. Products.

SECTION 4   (XXX)


SECTION 5   GENERAL REPRESENTATIONS AND WARRANTIES AND LIMITATIONS OF LIABILITY

(1)    Each Party represents and warrants that:

       a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated;

       b) it has the corporate power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder;

       c) it has the corporate power and authority and the legal right to own and operate its assets and to carry on its business as it is now being conducted;

       d) it is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the business, financial or other condition of such Party and would not

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(XXX) Confidential material redacted and filed separately with the Commission

                                      Cooperation and Shareholders' Agreement 16

              materially adversely affect such Party's ability to perform its obligations under the Agreement;

       e) it has taken all necessary corporate action to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder;

       f) the Agreement has been duly executed and delivered on its behalf and constitutes a legal, valid and binding obligation, enforceable against such Party in accordance with its terms;

       g) the execution and delivery of the Agreement and the performance of such Party's obligations hereunder (i) do not conflict with or violate any requirements of applicable laws or regulations, and
              (ii) do not conflict with, or constitute a default under any contractual obligation of such Party; and

       h) there is no outstanding contract, commitment or agreement to which it is a Party or legal impediment of any kind which conflicts with this Agreement or might limit, restrict or impair the rights granted to the other Party hereunder.

(2) In no event shall a Party be liable to the other for costs of procurement of substitute goods and services, loss of use or profits or any other special, incidental, indirect or consequential damages, arising out of or related to this Agreement or the use of any Technology or Improvement and/or the use or performance of any result or product resulting from this Agreement, however caused, and on any theory of liability, whether in an action for contract or tort (including negligence) or otherwise, and whether or not a Party has been advised of the possibility of such damages. Each limitation on liability or limited or exclusive remedy set forth in this Agreement is independent of any other limitation or.remedy and if any such limitation or remedy fails of its essential purpose or is otherwise held to be unenforceable, that shall not affect the validity of any other such limitation or remedy.

(3) Neither Party shall be liable for any delay or nonperformance of any provision of this Agreement (other than for the payment of amounts due) due to fire,

                                      Cooperation and Shareholders' Agreement 17

       explosion, flood or other natural catastrophe; governmental legislation, act, orders or regulations; strikes or labor difficulties; computer, software, telecommunications, or electrical failure; or any other event which is outside the control of the respective Party, to the extent any such event is not occasioned by the negligence of the delayed Party ("FORCE MAJEURE EVENT"), and the time for performance of such provision shall be deemed to be extended for a period equal to the duration of the Force Majeure Event preventing performance. The Party affected by a Force Majeure Event described in the preceding sentence shall use commercially reasonable best efforts to minimize the delays caused by such Force Majeuer Events. Each Party shall notify the other as promptly as practicable of the occurrence of a Force Majeure Event hereunder.

(4) The Parties each hereby disclaim any and all representations and warranties, express or implied, with respect to their respective research and development efforts hereunder, including, without limitation

       a) whether any product, including but not limited to J.V. Products and/or J.V. Products Combinations, can be successfully developed by either of the Parties,

       b) whether the products as developed by either of the Parties hereunder, including but not limited to J.V. Products and/or J.V. Products Combinations, can be commercially marketed, including but not limited to the Commercialization of J.V. Products and/or J.V. Products Combinations,

       c) the oaccuracy, performance, utility, reliability, technological or commercial value, comprehensiveness, merchantability or suitability for any particular purpose whatsoever of any product, including but not limited to J.V. Products and/or J.V. Products Combinations, and

       d) whether any products, including but not limited to J.V. Products and/or J.V. Products Combinations, manufactured will not infringe any third-party IPR.

(5) The disclaimers stipulated above shall not apply in case of an intentionally inflicted damage or where a statutory strict liability applies.

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                                      Cooperation and Shareholders' Agreement 18

SECTION 6   FUNDING OBLIGATION OF NANOGEN

(1) Nanogen hereby commits to spend within Nanogen the amount of US $(XXX) (in words: (XXX)), at the rate of US $ (XXX) per year, the first year starting on (XXX) for its own general technology development, benefiting the Commercialization and development of J.V. Products; the manner in which the general technology development funding at Nanogen is spent remains in the exclusive discretion of Nanogen.

       Nanogen shall be entitled to deduct from this amount of US $(XXX)(in words: (XXX)) the US Dollar equivalent of Euro (XXX) (in words: (XXX)) traded at the exchange rate quoted by Dresdner Bank AG at 11 a.m. Frankfurt (Germany) time on the Closing Date, which Nanogen has already paid for the acquisition of the sixty (60) % shareholding in the J.V.

(2) Nanogen shall inform the advisory board of the J.V. at least (XXX) prior to the beginning of each year of the amounts referred to in sub-sec.(1) Nanogen will spend and for what such amounts referred to in sub-sec. (1) shall be spent.

(3) Nanogen shall report to the J.V. at least every (XXX) on the status of spending of the amounts referred to in sub-sec. (1) and on the specific expenditures ~to be deducted from said amount.

(4) Aventis through its certified public accountants who are subject to a professional duty of secrecy, shall be entitled to inspect at reasonable times and to such extent that this will not interfere with the business operations of Nanogen Inc. the relevant books, records and accounts of Nanogen to monitor the fulfillment of the funding obligation of Nanogen under this Agreement.

(5) The costs for such inspection shall be borne by Aventis unless inaccuracies to the detriment of the J.V. of more than (XXX) % between the amount actually spent by Nanogen and the amount to be spent by Nanogen pursuant to sub-sec.

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(XXX) Confidential material redacted and filed separately with the Commission

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                                      Cooperation and Shareholders' Agreement 19

       (1) herein above are discovered, in which case Nanogen shall bear such costs. In any case, Nanogen shall pay any such amounts resulting from such inspection which Nanogen owes to the J.V. plus a default interest at a rate of (XXX) % per annum to the J.V. within (XXX) days after the end of any such inspection.

SECTION 7   FUNDING OBLIGATION OF AVENTIS

Aventls in the contribution agreement dated June 27, 2001 has contributed to the capital reserves of the J.V. the amount of US $(XXX) (in words: (XXX)) less the monthly expenses which have been paid by Aventis for the funding and/or costs of the research department of Aventis which up to the Closing Date has been employed in the research and development of the J.V. Business and/or the J.V. Products since (XXX) plus monthly interest on the then resulting amount at an interest rate of (XXX) % per annum, beginning on (XXX); and less the US Dollar equivalent of (XXX) (in words: (XXX)) traded at the exchange rate quoted by Dresdner Bank AG at 11 a.m. Frankfurt (Germany) time on the Closing Date, which Aventis has already paid for the acquisition of the (XXX) shareholding in the J.V. In addition to this contribution, no additional or further funding obligation of Aventis with regard to the J.V. exists.

The amount contributed from Aventis to the J.V. pursuant to the contribution agreement dated (XXX) is intended to fund the initial US $(XXX) (in words: (XXX)) of expenses of the J.V.

SECTION 8   ADDITIONAL FINANCIAL CONTRIBUTIONS

(XXX)


SECTION 9   OTHER AGREEMENTS BETWEEN AVENTIS AND NANOGEN

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                                      Cooperation and Shareholders' Agreement 20

For purposes of clarification, nothing in this Agreement is intended to alter, modify, or in any way affect either (a) the separate Collaborative Research and Development Agreement by and between Aventis Research & Technologies GmbH & Co. KG and Nanogen, Inc., dated 27 September 1999 (the "SEPTEMBER 1999 AGREEMENT"), or (b) the separate Collaborative Research and Development Agreement by and between Aventis Research & Technologies GmbH & Co. KG and Nanogen, Inc., dated 3 December 1998 (the "DECEMBER 1998 AGREEMENT") or (c) (XXX). In case of any conflict between, on the one hand, this Agreement, and on the other hand, either the September 1999 Agreement or the December 1998 Agreement or the Beta Site Agreement, the provisions of the September 1999 Agreement or the December 1998 Agreement or the Beta Site Agreement shall prevail.

SECTION 10   MANAGEMENT FEES


Unless otherwise agreed upon, neither Aventis nor Nanogen shall charge management fees to the J.V.

C. GENERAL PROVISIONS WITH REGARD TO TECHNOLOGY AND IMPROVEMENTS AS WELL AS LICENSES UNDER SECTIONS D. TO F. BELOW

SECTION 1   OWNERSHIP IN TECHNOLOGY AND IMPROVEMENTS

(1) The Parties already now agree to the following ownership rights with regard to the Technology and the Improvements:

       a) the Aventis Technology as well as the J.V. Technology shall be owned solely by the J.V.

       b) the Aventis Technology Improvements shall be owned solely by the J.V.

       c) the Nanogen Technology as well as the Nanogen Technology Improvements shall at all times be solely owned by Nanogen.

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                                      Cooperation and Shareholders' Agreement 21

       d)     J.V. Technology Improvements shall all be owned solely by the J.V.


(2) The Parties agree that where an employee/ employees of a Party makes an Improvement such Party shall claim any and all Improvements so made by its employee(s) for unlimited use by the Party whose employee(s) made the Improvement. The Party whose employee(s) made the respective Improvement shall then transfer the ownership in such Improvement to the Party becoming the owner of the respective Improvement pursuant to the provisions contained in sub-sec. (1) above. The respective Party becoming the owner of an Improvement shall bear any inventor compensation payments due to the employee(s) of the Party who made the Improvement.

SECTION 2   INFRINGEMENT, VALIDITY CHALLENGES AND LITIGATION

(1) The respective Licensor and the respective Licensee shall inform each other without undue delay of any infringement of the respective Technology and/or the respective Improvements with regard to the respective license granted under this Agreement.

(2) Upon the request of the respective Licensee, the respective Licensor shall defend the respective Technology and/or the respective Improvement against validity challenges of third parties and shall enforce them against third parties infringing the respective Technology and/or the respective Improvement. The respective Licensor shall be entitled to deny such request of the respective Licensee in cases where such action would materially prejudice the business interests of the respective Licensor.

(3) All costs incurred in connection with any defense or enforcement by the respective Licensor of the respective Technology and/or the respective Improvement against validity challenges by third parties shall be borne by the respective Licensor.

(4) In case the J.V. as Licensor pursuant to sub-sec. (2) above declines to defend or enforce the Technology and/or the Improvements licensed by the J.V. as Licensor under this Agreement, the J.V. shall deliver written notice thereof to

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                                      Cooperation and Shareholders' Agreement 22

       Nanogen and Aventis. Nanogen shall then have the first option to defend or enforce such Technology and/ or Improvements at Nanogen's expense, and Aventis, after a respective declination by Nanogen to defend or enforce, shall have the second option to defend or enforce such rights at Aventis' expense. The shareholders hereby resolve that any recovery and/or damages shall be distributed to the shareholders according to their respective shareholding pursuant to applicable German laws. Out of any recovery and/or damages resulting from or being paid by a third party in the course of any such defense or enforcement, Nanogen or Aventis, as the case may be, shall be entitled to fully recover its reasonable attorneys' fees and expenses related to bringing the action to defend or enforce such Technology and/ or Improvements. The Party who ultimately defends or enforces such rights to conclusion of the matter will be entitled to recover its reasonable attorney's fees and expenses out of any recovery and/or damages before the other Party's expenses, if any, are recovered out of such recovery and/ or damages.

(5) In case that the respective Licensee should, directly or indirectly, contest any of the Technology and/ or the Improvements licensed under the respective license granted under this Agreement, the respective Licensor shall be entitled to terminate the respective license granted under this Agreement for cause and with immediate effect.

SECTION 3   MAINTENANCE OF TECHNOLOGY AND IMPROVEMENTS

The respective "Licensor shall maintain (,,AUFRECHFERHALTEN") the respective Technology and/or Improvements licensed by it under this Agreement during the term of such license and shall pay all costs required for such maintenance.

D.     NANOGEN LICENSE

SECTION 1   NANOGEN TECHNOLOGY AND NANOGEN TECHNOLOGY IMPROVEMENTS

(1) Nanogen hereby grants to the J.V. a (XXX) license (XXX) under the Nanogen Technology and the Nanogen

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                                      Cooperation and Shareholders' Agreement 23

       Technology Improvements for the use in the research and development of the J.V. Business.

(2)    Notwithstanding the license granted herein above, (XXX)

(3) Nanogen shall make available to the J.V. without undue delay all records, documents, files, results, plans and other materials relating to the Nanogen Technology and the Nanogen Technology Improvements which the J.V. requires to understand, assess and exploit the Nanogen Technology and the Nanogen Technology Improvements under the license granted herein.


SECTION 2   TERRITORY

The Nanogen License is granted for (XXX)


SECTION 3   TERM AND TERMINATION

(1)    The Nanogen License shall become effective on the Closing Date.

(2) The Nanogen License shall remain in force during the Operative Existence of the J.V. The Re-organization of the J.V. or any termination of this Cooperation Agreement shall automatically be deemed to be an expiration or a termination of the Nanogen License effective at the same time as the Re-organization of the J.V. or the termination of this Cooperation Agreement.

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                                      Cooperation and Shareholders' Agreement 24

E.     J.V. NANOGEN LICENSE

SECTION 1 AVENTIS TECHNOLOGY AND AVENTIS TECHNOLOGY TECHNOLOGY AND J.V. TECHNOLOGY IMPROVEMENTS


(1) The J.V. hereby grants to Nanogen an (XXX) license under the Aventis Technology, the Aventis Technology Improvements, the J.V. Technology and the J.V. Technology Improvements for the use in the Commercialization of J.V. Products.


(2) The J.V. shall make available to Nanogen in the English language without undue delay all records, documents, files, results, plans and other materials relating to the Aventis Technology, the Aventis Technology Improvements, the J.V. Technology and the J.V. Technology Improvements which Nanogen requires to understand, assess and exploit the Aventis Technology, the Aventis Technology Improvements, the J.V. Technology and the J.V. Technology Improvements under the license granted herein. The J.V. shall free of charge provide to Nanogen technical information regarding the J.V. Products in English language and shall further provide, free of charge, a reasonable amount of technical training and support in the form of documentation and/or consultation to enable Nanogen to commercialize the J.V. Products.

(3)    Notwithstanding the license granted herein above, (XXX).

       The J.V. may also grant further licenses, (XXX) under the Aventis Technology, the Aventis Technology Improvements, the J.V. Technology and the J.V. Technology Improvements to third parties as long as the following criteria are met:

       (XXX)

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                                      Cooperation and Shareholders' Agreement 25

       (XXX)

SECTION 2   (XXX)


SECTION 3   TERRITORY

The J.V. Nanogen License is granted for (XXX).


SECTION 4   ROYALTIES


(1) In consideration for the J.V. Nanogen License granted herein above, Nanogen shall pay to the J.V. royalties amounting to (XXX). The Parties agree that

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                                      Cooperation and Shareholders' Agreement 26

       the Sales of J.V. Products Combinations shall be calculated as follows:

       (XXX)

(2)    (XXX)

(3) Within (XXX) days of the end of each Calculation Period, Nanogen shall calculate in writing the amount of royalties payable from Nanogen to the J.V. and Nanogen shall make available such calculation to the J.V. in writing and, upon request, the underlying data. The respective royalty payments by Nanogen to the J.V. shall become due and payable within (XXX) days after the date of such calculation by Nanogen.

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                                      Cooperation and Shareholders' Agreement 27

SECTION 5   PAYMENTS

In case of late payments by Nanogen, Nanogen shall pay to the J.V. default interest at a rate of (XXX) % per annum. All payments to the J.V. provided for herein above shall be made to a bank account to be nominated by the J.V.


SECTION 6   RECORDS

(1) The J.V. through its certified public accountant who is subject to a professional duty of secrecy shall be entitled to inspect at reasonable times and to such extent this will not interfere with the business operations of Nanogen the relevant books, records and accounts of Nanogen to determine the accuracy of the royalty payments made by Nanogen to the J.V. under the provisions of this J.V. Nanogen License.

(2) The costs for such auditor shall be borne by the J.V. unless inaccuracies to the detriment of the J.V. of more than (XXX) % of the royalties due to the J.V. under this J.V. Nanogen License are discovered, in which case Nanogen shall bear such costs. In any case, Nanogen shall pay any such amounts resulting from such inspection which Nanogen owes to the J.V. plus a default interest at a rate of (XXX) % per annum to the J.V. within (XXX) days after the end of any such inspection.


SECTION 7   COVENANT OF NANOGEN

Nanogen shall use its best efforts for the Commercialization of J.V. Products, taking into account the market, the scientific and research situation and the competition in the J.V. Business.


SECTION 8   TERM AND TERMINATION

(1)         The J.V. Nanogen License shall become effective on the Closing Date.


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                                      Cooperation and Shareholders' Agreement 28

(2) The J.V. Nanogen License shall remain in force as long as and in so far as any J.V. Product is patent-protected, or during the Operative Existence of the J.V. and for (XXX) years thereafter, whichever is shorter.


F.     J.V. AVENTIS LICENSE

SECTION 1   AVENTIS TECHNOLOGY AND AVENTIS TECHNOLOGY IMPROVEMENTS

(1) The J.V. hereby grants to Aventis a (XXX) under the Aventis Technology and the Aventis Technology Improvements for any use outside of the Field and (XXX).

(2) The J.V. shall make available to Aventis without undue delay all records, documents, files, results, plans and other materials relating to the Aventis Technology and Aventis Technology Improvements which Aventis requires to understand, assess and exploit the Aventis Technology and Aventis Technology Improvements under the license granted herein.


(3)    Notwithstanding the license granted herein above,(XXX).


SECTION 2   (XXX)

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                                      Cooperation and Shareholders' Agreement 29

(a)    (XXX)

(b)    (XXX)

(c)    (XXX)

(d)    (XXX)


SECTION 3   TERRITORY

The J.V. Aventis License is granted for (XXX).


SECTION 4   ROYALTIES

(1) In consideration for the J.V. Aventis License granted herein above, Aventis shall pay to' the J.V. royalties amounting to (XXX). The Parties agree that the Sales of Aventis Products Combinations shall be calculated as follows: (XXX).

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                                      Cooperation and Shareholders' Agreement 30



       (XXX)

(2)    (XXX)


(3) Within (XXX) days of the end of each Calculation Period, Aventis shall calculate in writing the amount of royalties payable from Aventis to the J.V. and Aventis shall make available such calculation to the J.V. in writing and, upon request, the underlying data. The respective payments by Aventis to the J.V. shall become due and payable within (XXX) days after the date of such calculation by Aventis.


SECTION 5  PAYMENTS

In case of late'payments by Aventis, Aventis shall pay to the J.V. default interest at a rate of (XXX) % per annum. All payments to the J.V. provided for herein above shall be made to a bank account to be nominated by the J.V.


SECTION 6   RECORDS

(1) The J.V. through its certified public accountant who is subject to a professional duty of secrecy shall be entitled to inspect at reasonable times and to such extent this will not interfere with the business operations of Aventis the relevant books, records and accounts of Aventis to determine the accuracy of the royalty

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                                      Cooperation and Shareholders' Agreement 31

       payments made by Aventis to the J.V. under the provisions of this J.V. Aventis License.

(2) The costs for such auditor shall be borne by the J.V. unless inaccuracies to the detriment of the J.V. of more than (XXX) % of the royalties due to the J.V. under this J.V. Aventis License are discovered, in which case Aventis shall bear such costs. In any case, Aventis shall pay any such amounts resulting from such inspection which Aventis owes to the J.V. plus a default interest at a rate of (XXX) % per annum to the J.V. within
       (XXX) days after the end of any such inspection.


SECTION 7   TERM AND TERMINATION

(1)    The J.V. Aventis License shall become effective on the Closing Date.


(2)    The J.V. Aventis License shall remain in force (XXX).


SECTION 8   J.V. TECHNOLOGY AND J.V. TECHNOLOGY IMPROVEMENTS

(1) The J.V. shall grant to Aventis a (XXX) license under the J.V. Technology and the J.V. Technology Improvements (however excluding any J.V. Technology and/or J.V. Technology Improvements which contain any Nanogen Background Rights) as long as the following criteria are met:

       a)     (XXX)

       b)     (XXX)

       c)     (XXX)

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                                      Cooperation and Shareholders' Agreement 32

       d)     (XXX)

       e)     (XXX)

       f)     (XXX)

(2) Aventis shall be entitled to grant sublicenses under this license according to the provisions in Section 2 of this Part F.


G.     TERM AND TERMINATION OF THE COOPERATION AGREEMENT

SECTION 1   TERM OF THE COOPERATION AGREEMENT

The term of the Cooperation Agreement shall begin at the Closing Date, shall be
(XXX) and shall at all times be the same as the Operative Existence of the J.V. Therefore, the Re-organization of the J.V. shall automatically be deemed to be a termination of this Cooperation Agreement effective at the completion of such Reorganization. However, the J.V. Nanogen License (Part E.) and the J.V. Aventis License (Part F.) shall remain in force as provided for in Part E. and Part F. of this Agreement, respectively.


SECTION 2   TERMINATION OF THE COOPERATION AGREEMENT

(1) The right to ordinary termination of this Cooperation Agreement shall be excluded for (XXX) years after the Closing Date.

(2) After the period mentioned in sub-sec. (1) above, the Cooperation Agreement may be terminated by giving (XXX) months prior written notice.

(3) A Party shall be entitled to terminate this Cooperation Agreement for cause ("AUS WICHTIGEN GRUND") with a termination period of (XXX) months as of the

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                                      Cooperation and Shareholders' Agreement 33

       notice of termination, provided the terminating Party is not responsible for this cause. Such cause shall be deemed to exist a) in case of a material non-achievement of milestones as established by the unanimous decision of the advisory board of the J.V. from time to time (XXX) shall be attached to this Agreement as Exhibit 4, b) in case of a breach of any material obligation of a Party provided in this Cooperation Agreement, particularly, without limitation in case that Aventis or Nanogen should cease payments provided for in this Cooperation Agreement, or c) in case that either Party becomes insolvent or applies to the court for the opening of bankruptcy or similar proceedings, or d) in case that the J.V. should run out of the necessary operating funds in order to aim at the Primary Purpose. The transfer of a shareholding in the J.V. shall not be deemed to be a cause entitling any Party to a termination for cause.


SECTION 3   CONSEQUENCES OF A TERMINATION OF THE COOPERATION AGREEMENT

(1) In case that any Party terminates the Cooperation Agreement pursuant to the provisions contained in Section 2 of this Part G., such termination shall also be deemed to be a demand for Re-organization according to
       Section 2 of Part H. The J.V. shall be informed of any such declaration of termination. Within (XXX) any such declaration of termination being made, Aventis and Nanogen shall hold a shareholders' meeting of the shareholders' of the J.V. and resolve upon the issues provided for in Part H. Section 3 sub-sec.(3) to effect the Re-organization.

(2) In case of any termination of the Cooperation Agreement, Aventis and/ or Nanogen shall be freed from any and all funding obligations included in this Agreement with the exception of the respective obligations to pay royalties to the J.V. as provided for under the J.V. Nanogen License and the J.V. Aventis License, respectively.


H.    SHAREHOLDERS' AGREEMENT FOR THE J.V.

SECTION 1   TERM OF THE J.V.

The term of the J.V. shall be indefinite.

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                                      Cooperation and Shareholders' Agreement 34


SECTION 2   RE-ORGANIZATION OF THE J.V.

(1) If, at any time during the Operative Existence of the J.V., Aventis or Nanogen is entitled to demand from the other Party the re-organization of the J.V. as set out below in sub-sec. (2), then either Aventis or Nanogen shall be entitled to terminate the Cooperation Agreement pursuant to Part
       H. Section 2 sub-sec.(2) or (3).

(2) As a result of the Re-organization of the J.V., the J.V. shall become the Holding J.V. without employees whose exclusive purpose is to hold and further exploit the Aventis Technology, the Aventis Technology Improvements, the J.V. Technology and/or the J.V. Technology Improvements, i.e. to aim at the Secondary Purpose, and to receive the royalty payments as described in Part E. and F. of this Agreement, and to make dividend payments to the shareholders according to their shareholdings, and to complete the functions described below.

(3) The Re-organization shall be put into effect by a shareholders' resolution of the J.V. resolving on the following issues:

       a) change of the purpose of the J.V. (from the Primary Purpose to the Secondary Purpose);

       b)     disposal of all employees while taking into account Part H.
              Section 2 sub-sec. (4), if applicable;

       c) instruction of the J.V.'s management to do everything necessary and helpful so that the Holding J.V. aims at the Secondary Purpose only.

       Aventis and Nanogen hereby commit to resolve upon a respective shareholders' resolution within (XXX) as of the demand for Re-organization.

(4) The Parties agree that the costs of Re-organization shall under all circumstances be borne exclusively by Nanogen. This shall also include the taking over the employment agreements of the (XXX) former
       Aventis' employees named in Exhibit 5 to this Agreement.


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                                      Cooperation and Shareholders' Agreement 35

(5) For purposes of this Agreement, the Re-organization is completed and simultaneously the Operative Existence of the J.V. ends at the date of the aforementioned shareholders' resolution.


SECTION 3 AVENTIS TECHNOLOGY, AVENTIS TECHNOLOGY IMPROVEMENTS, J.V. TECHNOLOGY AND J.V. TECHNOLOGY IMPROVEMENTS IN CASE OF AN END OF THE OPERATING EXISTENCE AND RE-ORGANIZATION OF THE J.V., I. E. DURING THE EXISTENCE OF THE HOLDING J.V.

(1) Upon a Re-organization of the J.V., all Aventis Technology, Aventis Technology Improvements, J.V. Technology, and J.V. Technology Improvements shall remain within the Holding J.V. and shall continue to be owned by the Holding J.V., and be subject to the same licensing provisions and restrictions described in Parts C., E. and F. above.

(2) All Nanogen Technology Improvements and all Nanogen Technology shall be owned by Nanogen and shall stay in the sole ownership of Nanogen.

(3) The J.V. Nanogen License shall remain in force as long as and in so far as any J.V. Product is patent-protected, or during the Operative Existence of the J.V. and for (XXX) years thereafter.

(4) The J.V. Aventis License shall remain in force as long as and in so far as any J.V. Product is patent-protected, or during the Operative Existence of the J.V. and for (XXX) years thereafter.

(5) The J.V. shall, after paying its (minimal) operating costs, continue to pay its income under the provisions of the German corporate and tax law to its respective shareholders according to their respective shareholdings.


SECTION 4   RIGHT TO EXCLUSIVE NEGOTIATION, RIGHT OF FIRST REFUSAL

(1) At any time during the Operative Existence of the J.V. and during the existence of the Holding J.V., Nanogen and Aventis shall each be entitled to demand from the other, and shall each be obligated to enter into, exclusive and good faith

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                                      Cooperation and Shareholders' Agreement 36

       negotiations on the acquisition of the Aventis Share or the Nanogen Share, as the case may be. However, in such case neither Aventis nor Nanogen shall be under any obligation to sell the Aventis Share or the Nanogen Share, as the case may be, to the respective other Party.

(2) Furthermore, at any time during the Operative Existence of the J.V. and during the existence of the Holding J.V., Nanogen and Aventis each are entitled to a right of first refusal ("VORKAUFSRECHT") to purchase the Aventis Share or the Nanogen Share, as the case may be. Once the respective other Party, i.e. Aventis or Nanogen, as the case may be, has declined to purchase the Aventis Share or the Nanogen Share, as the case may be, of the respective other Party wishing to sell, the respective Party wishing to sell may sell its Aventis Share or its Nanogen Share, as the case may be, to a third party. If a third party purchases either the Aventis Share or the Nanogen Share, as the case may be, the third party shall assume all obligations, and obtain all rights, held by the respective selling Party under the provisions of this Agreement relating to the shareholding of the respective Party in the J.V.

(3) All provisions relating to granting of licenses under this Agreement shall remain unaffected by the sale and transfer of the shareholding or part of it of Aventis or Nanogen.


SECTION 5   FIRST WARRANT BY NANOGEN

Nanogen hereby grants the following first warrant to Aventis:

Effective as of the Closing Date, (XXX).


SECTION 6   SECOND WARRANT BY NANOGEN

Nanogen hereby grants the following second warrant to Aventis:

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                                      Cooperation and Shareholders' Agreement 37

(XXX)


SECTION 7   RULES OF PROCEDURE FOR THE ADVISORY BOARD AND BY-LAWS

Aventis and Nanogen commit to pass (i) for the advisory board of the J.V. the "Rules of Procedure for the Advisory Board of Nanogen Recognomics GmbH" as attached to this Agreement as Exhibit 6 and (ii) for the management of the J.V. the "By-Laws for the Management of Nanogen Recognomics GmbH" as attached to this Agreement as Exhibit 7.


SECTION 8   TERM OF THE SHAREHOLDERS' AGREEMENT

(1) The term of the Shareholders' Agreement shall begin at the Closing Date and shall be indefinite. This Shareholders' Agreement shall, except only as provided in this Section 8 sub-sec. (3) and (4) below, survive and stay in force in case of any termination of the Cooperation Agreement or in case of any Re-organization of the J.V.

(2) The right of Aventis and Nanogen to ordinary termination of this Shareholders' Agreement shall be excluded for (XXX) years after the Closing Date.

(3) After the period mentioned in sub-sec. (2) above, the Shareholders' Agreement may be terminated by Aventis and/or by Nanogen by giving (XXX) months prior written notice.

(4) Nanogen and/or Aventis shall only be entitled to terminate this Shareholders' Agreement for cause ("AUS WICHTIGEM GRUND") with immediate effect, provided the terminating Party is not responsible for this cause and this cause is directly related to this Shareholders' Agreement, taking into account that the Shareholders' Agreement shall survive the termination of the Cooperation

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                                      Cooperation and Shareholders' Agreement 38

       Agreement even if the Cooperation Agreement was terminated for cause. Such cause entitling a Party to terminate the Shareholders' Agreement shall be deemed to exist a) in case of a breach of any material obligation of Aventis or Nanogen provided for in this Shareholders' Agreement, or b) in case of a breach of Section 1 of Part I. of this Agreement, or c) in case that Aventis or Nanogen should become insolvent or apply to the court for the opening of bankruptcy or similar proceedings.

(5) Any fact which will be deemed to be a cause pursuant to the aforementioned sub-sec. (4) of this Section 8 shall also be deemed to be a cause in accordance with Section 17 of the J.V.'s Articles of Association ("GESELLSCHAFTSVERTRAG") and shall therefore entitle the other Party to redeem ("EINZIEHEN") the respective shares of the Party which was responsible for the cause.

(6) The provisions of Part E., of Part F. and, Section 1 of Part I. shall in any event survive the termination of this Agreement or Parts of this Agreement.


I.     GENERAL PROVISIONS

SECTION 1   CONFIDENTIALITY

(1) During the term of this Agreement or any Part of this Agreement as well as thereafter, the Parties shall keep secret and shall not communicate to third parties any and all Confidential Information.

(2) The Parties shall oblige their employees to also keep secret the Confidential Information.

(3) The Parties may hand over Confidential Information to third parties only after the express written consent of the disclosing Party has been obtained, except as otherwise required by law.

(4) The obligations under this Section 1 of this Part I. to this Agreement shall not apply to Confidential Information which

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                                      Cooperation and Shareholders' Agreement 39

       a) was known to the receiving Party at the time of disclosure by the other Party and was not disclosed to it by a third party who received it, directly or indirectly, from such other Party or

       b) is generally available to the public through no fault of the Party receiving the Confidential Information or

       c) was received by the Party under no obligation of secrecy from someone who did not receive it, directly or indirectly, from the other Party or

       d) was proven to have been independently developed by any employee or contractor of the receiving Party,

       e) is required to be disclosed in compliance with applicable laws or regulations, or by order of a court or other regulatory body having competent jurisdiction; provided, however, that the Party required to make the disclosure gives reasonable advance written notice to the other Party of the disclosure requirement, and further provided that the Party required to make the disclosure uses commercially reasonable best efforts to secure confidential treatment of such Confidential Information required to be disclosed.

(5) Upon termination of this Agreement, the Parties shall return to each other or destroy all documents, files or other evidence and copies thereof containing Confidential Information. In case of destruction of documents, a written notification shall be given to the other Party. -


SECTION 2   WITHHOLDING TAX, VAT

(1) All sums due under this Agreement shall be paid in full without the deduction of withholding tax that may be imposed except as provided by strict statutory provisions. The Parties to this Agreement shall cooperate in all respects necessary to take advantage of reduced rates of withholding taxes under double taxation agreements and otherwise.

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                                      Cooperation and Shareholders' Agreement 40

(2) All royalty payments agreed upon between the parties in this Agreement are stated net of VAT. VAT at the respectively legally applicable rate shall have to be paid in addition wherever applicable.


SECTION 3   ASSIGNMENT OF THIS AGREEMENT

This Agreement (at all times excluding this Part H. of this Agreement which shall always and only be transferred together with the Aventis Share and/or the Nanogen Share or parts thereof, as the case may be) or parts of this Agreement, e.g. the J.V. Nanogen License or the J.V. Aventis License, (at all times excluding this Part H. of this Agreement which shall always and only be transferred together with the Aventis Share and/or the Nanogen Share or parts thereof, as the case may be) shall not be transferred or assigned by Aventis or Nanogen to or for the benefit of a third party without the other respective Party's prior written consent, which consent will not be unreasonably withheld. Notwithstanding the foregoing, Aventis and/or Nanogen have the right to assign this Agreement to (i) any entity that acquires a majority of that respective Party's stock, assets, or business, or acquires that portion of that respective Party's business to which this Agreement and the license rights granted herein relate, or (ii) any Affiliate of Aventis or Nanogen, or (iii) (XXX).

In any case of a transfer of this Agreement pursuant to this Section 3 of this Part H., the third party must accede to the rights and obligations under this Agreement except for the rights and obligations contained in this Part H. of this Agreement.


SECTION 4   NOTICES

(1) All notices or other communications hereunder shall be in writing, unless a stricter form is required by applicable law.

(2) All notices or communications shall be sent to the following addresses, or to such other addresses of which a Party may have informed the other Parties to this Agreement from time to time, which change of address shall be effective only when received by the other Parties:

       a)     If to Aventis:

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(XXX) Confidential material redacted and filed separately with the Commission

                                      Cooperation and Shareholders' Agreement 41

              Aventis Research & Technologies GmbH & Co KG
              Industriepark Hochst, Building G 865 A
              65926 Frankfurt am Main
              Germany
              Attention: Geschaftsleitung

              With a copy to:
              CMS Hasche Sigle Eschenlohr Peltzer Schafer
              Friedrich-Ebert-Anlage 44
              60325 Frankfurt am Main
              Germany
              Telephone: +49 (0) 69 71 70 10
              Facsimile: + 49 (0) 69 71 70 11 20 Attention: Dr. Harald Jung

       b)     If to Nanogen:
              Nanogen Inc.
              10398 Pacific Center Court
              San Diego, CA 92121
              USA
              Attention: Management

              With a copy to:
              Lovells Boesebeck Droste
              Darmstadter Landstral3e 125
              60598 Frankfurt am Main
              Germany
              Telephone: ++/-49 (0)69 962 360
              Facsimile: ++49 (0) 69 962 36 100
              Attention: Dr. Jorg Siegels

       c)     If to the J.V.:
              Nanogen Recognomics GmbH
              Industriepark Hochst, Building G 830
              65926 Frankfurt am Main
              Germany
              Attention: Geschaftsleitung

                                      Cooperation and Shareholders' Agreement 42

              With a copy to:
              CMS Hasche Sigle Eschenlohr Peltzer Schafer
              Friedrich-Ebert-Anlage 44
              60325 Frankfurt am Main
              Germany
              Telephone: +49(0)69717010
              Facsimile: +49(0)6971701120
              Attention: Dr. Harald Jung


SECTION 5   DISPUTE RESOLUTION AND ARBITRATION

The Parties commit to use their best efforts to resolve any disagreements or disputes internally and - only if such internal dispute resolution should not succeed - to proceed to arbitration by the International Chamber of Commerce in accordance with the Rules of Arbitration of the International Chamber of Commerce. Therefore, in the event of any dispute arising out of or relating to this Agreement, or its breach, termination or invalidity, any Party (the "INITIATING PARTY") shall adhere to the following procedure in making any claim against any other Party (the "RESPONDING PARTY"):

(1) Any disagreement or dispute shall first be referred to the next session of the advisory board of the J.V. for resolution.

(2) The Initiating Party shall immediately after notifying the Responding Party of the basis for the dispute, prepare and provide the Responding Party and the advisory board with a written, detailed summary of the basis for the dispute, together with all facts, documents, and other information supporting the dispute.

(3) Should the dispute not be resolved by an unanimous decision of the advisory board on that next session, the Initiating Party and the Responding Party, together with their representatives, employees or other parties having knowledge of or interest in the claim, shall meet at mutually agreed upon times and places in a good faith effort to compromise and settle the dispute.

(4) If a dispute resolution should not be possible between the representatives, employees or other parties having knowledge of or interest in the dispute, any

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                                      Cooperation and Shareholders' Agreement 43

       such dispute shall immediately be submitted to the CEO of Aventis and the CEO of Nanogen for resolution.

(5) All disputes arising in connection with or out of this Agreement which are not settled in accordance with the provisions of this section shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules.

(6) Such arbitration shall take place in Frankfurt am Main, Germany. The arbitrators shall apply the substantive laws of the Federal Republic of Germany (excluding the German principles on conflicts of law).


SECTION 6   SEVERABILITY

(1) Should any provision of this Agreement be or become invalid, ineffective, or unenforceable, the remaining provisions of this Agreement shall be valid.

(2) The Parties agree to replace the invalid, ineffective, or unenforceable provision by a valid, effective, and enforceable provision which economically best meets the intention of the Parties had they foreseen the invalidity, ineffectiveness, or unenforceability at that time. The same shall apply in the case of an omission or if this Agreement is silent.

(3) If a provision of this Agreement should be valid by a competent court or arbitration tribunal because of the scope of its coverage (such as territory, subject matter, time period or amount), said provision shall not be deemed to be completely invalid but shall be deemed to be valid with the permissible scope that is nearest to the originally agreed-upon scope.


SECTION 7   ENTIRE AGREEMENT

(1) This Agreement including all Exhibits hereto contains the entire agreement and understanding of the Parties in respect of the transaction contemplated by this Agreement. This Agreement shall supersede all other prior agreements and understandings, both written and oral, among the Parties to this Agreement or

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                                      Cooperation and Shareholders' Agreement 44

       among and between any of them with respect to such transactions - except the December 1998 Agreement, the September 1999 Agreement and the Beta Site Agreement - provided, however, that such prior agreements and understanding may to the extent necessary and appropriate be used in the interpretation of this Agreement. In the event of any conflicts between this Agreement and prior agreements regarding the interpretation, this Agreement shall prevail.

(2) There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein.

(3) Any changes of this Agreement have to be made in writing. This shall also apply to a waiver of the provision of this requirement of written form.

(4) This Agreement has been made and shall be binding in the English language. However, in case that one or several of the Exhibits to this Agreement should be in the German language, they shall nevertheless be considered binding as part of this Agreement.


SECTION 8   APPLICABLE LAW

This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany (excluding the German principles on conflicts of law) as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.


SECTION 9   COSTS, FEES AND EXPENSES

Each Party shall bear the costs of its advisors and its own internal costs. Of the costs of notarization of this Agreement, Nanogen shall bear (XXX)% and Aventis shall bear (XXX)%.

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(XXX) Confidential material redacted and filed separately with the Commission

                                      Cooperation and Shareholders' Agreement 29

Zug Switzerland, June 29, 2001
------------------------------            --------------------------------------
Place, Date                               Aventis Research & Technologies GmbH &
                                          Co KG
                                          Represented by Aventis Research &
                                          TechnologiesVerwaltungs GmbH

                                          by: /s/ Brigitte Scharr
                                              ---------------------------------
                                              Brigitte Scharr

Zug Switzerland, June 29, 2001
------------------------------            --------------------------------------
Place, Date                               Nanogen Inc.

                                          by: /s/ Dorin Schultheiss
                                              ---------------------------------
                                              Dorin Schultheiss


Zug Switzerland, June 29, 2001
------------------------------            --------------------------------------
Place, Date                               Nanogen Recognmics GmbH

                                          by: /s/ Stefan Koller
                                              ---------------------------------
                                              Stefan Koller

                           [SEAL OF PETER B. ARNOLD]

                                     (XXX)



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



TABLE                                (XXX)



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


TABLE                                (XXX)


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

                     Exhibit 2, Definition of JV-Technology

           PENDING PATENT APPLICATIONS CO-OWNED BY AVENTIS AND NANOGEN



                                     (XXX)



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



                                     (XXX)



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                                                                             2/2

                   Exhibit 3, Definition of Nanogen-Technology

       PATENTS AND PENDING PATENT APPLICATIONS TO BE LICENSED BY NANOGEN

                      TO THE NANOGEN-AVENTIS JOINT VENTURE



                                     (XXX)



----------------
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


Exhibit 3



                                     (XXX)



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                                                                             2/4

Exhibit 3



                                     (XXX)




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                                                                             3/4

                                     (XXX)




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                                                                             4/4